                                 MORGAN STANLEY
                       GLOBAL OPPORTUNITY BOND FUND, INC.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

James W. Grisham
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.


--------------------------------------------------------------------------------
                                 MORGAN STANLEY
                       GLOBAL OPPORTUNITY BOND FUND, INC.
--------------------------------------------------------------------------------


                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the nine months ended September 30, 1997, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 20.93% compared to 14.35% for the Fund's benchmark (described below). For the one year ended September 30, 1997, the Fund had a total return, based on net asset value per share, of 28.54% compared with 20.93% for the benchmark. For the period since the Fund's commencement of operations on May 27, 1994 through September 30, 1997, the Fund's total return, based on net asset value per share, was 79.04% compared with 74.61% for the Index. The Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weightings in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. At September 30, 1997 the Fund's net assets were comprised of 63.5% of emerging markets debt securities and 32.5% U.S. high yield securities.

On September 30, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $15 5/8, representing a 6.2% discount to the Fund's net asset value per share.

Emerging market debt was propelled higher by the continuation of the rally in U.S. bond prices and subsequent 35 basis point decline in U.S. Treasury yields during the quarter. The decline in U.S. rates was fueled by a lack of inflationary pressures and by a Federal Reserve which kept policy unchanged during the quarter. Spreads on emerging market debt continued to narrow through the summer months as has been typical in rallying U.S. bond market environments. The average spread on a typical emerging market bond moved from 400 over U.S. Treasuries, to 350 over U.S. Treasuries while the yield on the long bond declined form 6.78% to 6.40%.

We have maintained a somewhat cautious view on emerging market debt over the last few months as it has been our belief that the recent strength in emerging markets has been driven more by technical factors than by fundamental improvements in sovereign credit outlooks. Technical factors such as the continuous flow of money into emerging market and high yield mutual funds and Brady bond buybacks by most of the larger Latin countries were the key drivers which caused spreads to narrow for emerging market bonds. This occurred while fundamental credit factors remained steady for most of Latin America and Eastern Europe but deteriorated in Southeast Asia.

During the quarter, Bulgaria, Ecuador and Russia were the performance leaders, while Morocco, Panama and the Philippines lagged the rest of the market. The Fund's overweight positions in Bulgaria and Russia were largely responsible for the portfolio's outperformance of 0.63% during the quarter. The Fund had almost no exposure to any of the countries in Southeast Asia and was able to avoid the price declines suffered by assets in that region.

We begin the fourth quarter with spreads at historically narrow levels and interest rate hikes in the U.S. and Europe seemingly possible before year end. Cautions seems warranted because investor appetite for risk tends to decrease during the fourth quarter and liquidity in all markets declines toward year end. We are also mindful of the near term outlook for the Southeast Asian region and continue to watch for potential contagion effects on emerging market debt. While we are not expecting any large or widespread correction, we do feel that a more conservative portfolio posture will serve us well in the upcoming months.

The high-yield market continued its solid performance in the third quarter of 1997. The absence of Federal Reserve tightening, and favorable inflation statistics resulted in ten year treasury rates declining nearly 40 basis points in the quarter. The stock market also provided a sound backdrop to the high-yield market as the S&P 500 rose about 7 1/2 percent over the quarter.

High-yield bond yield spreads over U.S. Treasuries continued to be at
historically narrow levels.   These levels are supported by the solid U.S.
economy, strong demand among mutual fund investors and others for high-yield bonds, and favorable merger and acquisition activity affecting high-yield companies. The telecommunications sector has been especially active in the merger and acquisition and IPO fronts. The third quarter was capped by the proposed acquisition of both MCI Communications and Brooks Fiber by Worldcom. These transactions follow Worldcom's acquisition of MFS Communications completed earlier in the year. These and similar transactions are being consummated through stock swaps, and thus the combined companies have not increased debt levels. Credit quality of the acquired companies has improved as a result of the mergers, favorably impacting prices on their high-yield bonds. We believe the accelerating demand for telecommunications services will continue to favorably impact companies who have sound business strategies and attractive fiber-optic networks. We have been significantly weighted in the sector, and increased our commitment in the third quarter.

We continued to reduce our exposure to the cable television sector. In the second quarter, Microsoft announced plans to make an investment in Comcast. Telecommunications Inc., the leader in the industry, began to improve credit quality by spinning off non-cable assets and entering into joint ventures to realize efficiencies in parts of their cable system. Cable company stock prices have soared this year indirectly helping bond prices and more directly boosting returns on a TCI convertible bond investment we made earlier in the year.

The high-yield portion of the portfolio continues to stress higher credit ratings when compared to other high-yield managers, with an average credit quality of BB. We believe that through active security selection we can perform favorably without reaching for the higher current yields available in lower quality securities.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Robert E. Angevine


Robert E. Angevine
PORTFOLIO MANAGER


/s/ Paul Ghaffari


Paul Ghaffari
PORTFOLIO MANAGER

October 1997

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
INVESTMENT SUMMARY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------


HISTORICAL
INFORMATION

                                                                                     TOTAL RETURN (%)
                                               ------------------------------------------------------------------------------------
                                                     MARKET VALUE (1)          NET ASSET VALUE (2)                INDEX (3)
                                               -------------------------   ---------------------------    -------------------------
                                                               AVERAGE                      AVERAGE                      AVERAGE
                                               CUMULATIVE       ANNUAL      CUMULATIVE       ANNUAL       CUMULATIVE      ANNUAL
                                               ------------------------------------------------------------------------------------
               FISCAL YEAR TO DATE              15.24%           --           20.93%            --          14.35%            --
               ONE YEAR                         22.47          22.47%         28.54          28.54%         20.93          20.93%
               SINCE INCEPTION*                 67.92          16.74          79.04          19.00          74.61          18.13

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------------------------------------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION:

[CHART]


                                                                                             NINE MONTHS
                                                         YEARS ENDED DECEMBER 31:              ENDED
                                                       1994*       1995        1996      SEPTEMBER 30, 1997
                                                     -------     -------     -------     ------------------
Net Asset Value Per Share. . . . . . . . .           $ 12.25     $ 12.99     $ 14.86          $ 16.66
Market Value Per Share . . . . . . . . . .           $ 12.50     $ 12.50     $ 14.63          $ 15.63
Premium/(Discount) . . . . . . . . . . . .              2.0%       -3.8%       -1.5%            -6.2%
Income Dividends . . . . . . . . . . . . .           $  0.91     $  1.59     $  1.49          $  1.02
Capital Gains Distributions  . . . . . . .                --          --     $  0.50          $  0.18
Fund Total Return (2). . . . . . . . . . .             -6.42%      20.34%      31.45%           20.93%
Index Total Return (3) . . . . . . . . . .             -0.46%      22.37%      25.36%           14.35%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Prior to fiscal year 1997, the Fund used the J.P. Morgan Emerging Markets Bond Index for performance purposes. Beginning in 1997, the Fund is using a Global Opportunity Blended Composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index for the purpose of performance comparisons. This composite better represents the investment strategy of the Fund. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of September 30, 1997, the Fund's net assets were comprised of 63.5% emerging markets debt securities, and 32.5% U.S. high yield securities.
*    The Fund commenced operations on May 27, 1994.

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
PORTFOLIO SUMMARY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS DIVERSIFICATION

[CHART]

Debt Securities (90.5%)
Equity Securities (2.3%)
Short-Term Investments (7.2%)
--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Other (6.2%)
Turkey (2.1%)
Ecuador (2.2%)
Jamaica (2.9%)
Bulgaria (3.2%)
Argentina (6.6%)
Venezuela (7.2%)
Mexico (9.8%)
Russia (9.8%)
United States (36.8%)
Brazil (13.2%)
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
     1.   Federative Republic of Brazil 'C' Bond PIK
            8.00%, 4/15/14                                         6.5%
     2.   Russia Principal Note, Zero Coupon,
            12/31/99                                               4.2
     3.   Republic of Venezuela Debt Conversion
            Bond 9.25%, 9/15/27                                    3.8
     4.   Salomon Brothers Federative Republic of Brazil
            Credit Linked Enhanced Note 9.00%, 1/15/99             3.6
     5.   Republic of Venezuela Debt Conversion Bond
            'DL' 6.75%, 12/18/07                                   3.5
     6.   CIA International Telecom 144A 10.375%,
            8/1/04                                                 3.0
     7.   Republic of Argentina 6.688%, 3/31/05                    2.9
     8.   United Mexican States 11.50%, 5/15/26                    2.2
     9.   Turkish Treasury Bill, Zero Coupon,
            8/12/98                                                2.1
    10.   United Mexican States Discount Bond
            'D' 6.813%, 12/13/19                                   2.1
                                                                  ----
                                                                  33.9%
                                                                  ----
                                                                  ----
* Excludes short-term investments.

INVESTMENTS (UNAUDITED)

SEPTEMBER 30, 1997
                                                      FACE
                                                    AMOUNT                 VALUE
                                                     (000)                 (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (90.0%)
--------------------------------------------------------------------------------
ALGERIA (0.9%)
LOAN AGREEMENTS
 +Algeria Reprofiled Loan Agreement Tranche A
   7.125%, 12/31/00                                  U.S.$    700   U.S.$   630
                                                                    ------------
--------------------------------------------------------------------------------
ARGENTINA (6.6%)
BONDS
  CIA International Telecom 144A
   10.375%, 8/1/04                                   ARP    2,000         2,041
 +Republic of Argentina 6.688%,
   3/31/05                                           U.S.$  2,112         2,011
  Republic of Argentina 144A
   11.75%, 2/12/07                                   ARP      450           509
                                                                    ------------
                                                                          4,561
                                                                    ------------
--------------------------------------------------------------------------------
BRAZIL (9.6%)
BONDS
  Federative Republic of Brazil 'C'
   Bond PIK 8.00%, 4/15/14                           U.S.$  5,245         4,466
 +Federative Republic of Brazil
   'EI-L' Bond 6.875%, 4/15/06                                792           743
  Federative Republic of Brazil
   Global Bond 10.125%, 5/15/27                             1,360         1,363
  Globopar 10.50%, 12/20/06                                    80            84
                                                                    ------------
                                                                          6,656
                                                                    ------------
--------------------------------------------------------------------------------
BULGARIA (3.2%)
BONDS
 +Republic of Bulgaria Discount Bond 'A' Euro
   6.688%, 7/28/24                                            500           416
  Republic of Bulgaria Front Loaded Interest
   Reduction Bond 2.50%, 7/28/12                            1,050           691
 +Republic of Bulgaria Past Due
   Interest Bond 6.688%, 7/28/11                            1,315         1,062
                                                                    ------------
                                                                          2,169
                                                                    ------------
--------------------------------------------------------------------------------
COLOMBIA (0.6%)
BONDS
  Occidente y Caribe 0.00%,
   3/15/04                                                    525           414
                                                                    ------------
--------------------------------------------------------------------------------
ECUADOR (2.2%)
BONDS
  Conecel 144A 14.00%, 5/1/02                                 500           540
 +Republic of Ecuador Past Due
  Interest Bond 6.688%, 2/27/15                             1,290           939
                                                                    ------------
                                                                          1,479
                                                                    ------------
--------------------------------------------------------------------------------
IVORY COAST (1.8%)
LOAN AGREEMENTS
  Republic of Ivory Coast Syndicated Loan            DEM    1,105           300
  Republic of Ivory Coast Syndicated Loan            FRF    8,400           752
  Republic of Ivory Coast Syndicated Loan            U.S.$    450           216
                                                                    ------------
                                                                          1,268
                                                                    ------------
--------------------------------------------------------------------------------
JAMAICA (2.9%)
BONDS
  Government of Jamaica 9.625%,
   7/2/02                                                   1,000         1,014
  Mechala Group Jamaica,  Ltd. 'B'
   12.75%, 12/30/99                                         1,000         1,010
                                                                    ------------
                                                                          2,024
                                                                    ------------
--------------------------------------------------------------------------------
MAURITIUS (0.6%)
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
  Pindo Deli Finance Mauritius 144A 10.75%, 10/1/07           400           407
                                                                    ------------
--------------------------------------------------------------------------------
MEXICO (9.8%)
BONDS
  Bancomext Global Bond 7.25%,
   2/2/04                                                      470          448
  Empresas ICA Sociedad Controladora 144A 11.875%,
   5/30/01                                                   1,000        1,120
  National Financiera 17.00%,
   2/26/99                                           ZAR     4,000          863
  Petro Mexicanos 144A 9.50%,
   9/15/27                                           U.S.$     500          512
  United Mexican States
   11.50%, 5/15/26                                           1,270        1,546
   0.00%, 6/30/03                                            4,962           --@
 +United Mexican States Discount Bond 6.867%,
   12/31/19                                                    900          861
 +United Mexican States Discount Bond 'D'
   6.813%, 12/31/19                                          1,500        1,435
                                                                    ------------
                                                                          6,785
                                                                    ------------
--------------------------------------------------------------------------------
MOROCCO (2.0%)
LOAN AGREEMENTS
 +Kingdom of Morocco Restructuring and
   Consolidation Agreement 'A' (Salomon Brothers,
   Inc., J.P. Morgan) 6.813%, 1/1/09                         1,450        1,361
                                                                    ------------
--------------------------------------------------------------------------------
NETHERLANDS (1.5%)
BONDS
  Unexim International Finance 144A 9.875%, 8/1/00           1,000        1,013
                                                                    ------------
--------------------------------------------------------------------------------

                                                      FACE
                                                     AMOUNT              VALUE
                                                      (000)              (000)
--------------------------------------------------------------------------------
PERU (1.2%)
BONDS
  Republic of Peru Front Loaded
  Interest Reduction Bond 13.25%, 3/7/17
                                             U.S.$    1,350      U.S.$     832
                                                                 -------------
-------------------------------------------------------------------------------
RUSSIA (9.8%)
LOAN AGREEMENTS (3.7%)
  Bank for Foreign Economic
    Affairs (Participation: Chase
    Securities, Inc.)                                   600                622
  International Bank for
    Economic Cooperation Loan Agreement               1,700              1,221
  International Bank for Economic
    Cooperation Loan Agreement               DEM      1,750                701
                                                                 -------------
                                                                         2,544
                                                                 -------------
NOTES (6.1%)
  Russia Interest Arrears Note               U.S.$    1,625              1,342
  Russia Principal Note,
    Zero Coupon, 12/31/99                             3,900              2,908
                                                                 -------------
                                                                         4,250
                                                                 -------------
                                                                         6,794
                                                                 -------------
-------------------------------------------------------------------------------
UNITED STATES (30.1%)
ASSET - BACKED SECURITIES (2.2%)
  Aircraft Lease Portfolio Securitization Ltd. 1996-1
    P1D 12.75%, 6/15/06                                 374                404
  Securitized Asset Sales, Inc. 1997-5
    'A1' 7.72%, 6/15/05                                 275                275
  DR Securitized Lease Trust
    1993-K1 A1 6.66%, 8/15/10                           160                146
    1994-K1 A1 7.60%, 8/15/07                           471                458
  First Home Mortgage Acceptance Corp., 1996-B,
    Class C 144A 7.929%, 11/1/18                        249                223
                                                                 -------------
                                                                         1,506
                                                                 -------------
BONDS (27.4%)
  Advanced Micro Devices, Inc.
    11.00%, 8/1/03                                      760                852
  Ameriserve Food Co. 144A
    10.125%, 7/15/07                                     85                 88
  Anthem Insurance 144A 9.00%,
    4/1/27                                              375                404
  Big Flower Press Holdings,  Inc.
    144A 8.875%, 7/1/07                                 275                274
  Brooks Fiber Properties 0.00%,
    3/1/06                                              700                562
  CA FM Lease Trust 144A 8.50%,
    7/15/17                                             246                261
  Cablevision Systems Corp.
    9.875%, 5/15/06                                     405                437
  Cliffs Drilling Co. 144A 10.25%,
    5/15/03                                              25                 27
  Comcast Cellular Corp. 144A
    9.50%, 5/1/07                                       565                590
  Courtyard By Marriott 'B'
    10.75%, 2/1/08                                      300                325
  Dial Call Communications 'B'
    0.00%, 12/15/05                          U.S.$      165      U.S.$     147
  EES Coke Battery Co.,  Inc. 144A
    9.382%, 4/15/07                                     100                105
  Fleming Companies, Inc. 144A
    10.50%, 12/1/04                                     110                115
    10.625%, 7/31/07                                     70                 74
  Fox/Liberty Networks LLC 144A
    0.00%, 8/15/07                                       75                 48
    8.875%, 8/15/07                                      80                 81
  Grand Casinos 10.125%, 12/1/03                        400                425
  Hermes Europe Railtel BV 144A
    11.50%, 8/15/07                                      40                 43
  HMC Acquisition Properties
    9.00%, 12/15/07                                     350                360
  Horseshoe Gaming L.L.C. 144A
    9.375%, 6/15/07                                     250                258
  Host Marriott Travel 9.50%,
    5/15/05                                             450                474
 +Huntsman Corp. 144A 9.094%,
    7/1/07                                              250                260
  Integrated Health Services 144A
    9.50%, 9/15/07                                      815                839
  Intermedia Communications 144A
    0.00%, 7/15/07                                      395                275
  Iridium LLC/Capital Corp. 144A
    13.00%, 7/15/05                                      90                 94
  ISP Holdings,  Inc. 'B' 9.00%,
    10/15/03                                            395                413
  IXC Communications,  Inc.
    12.50%, 10/1/05                                     175                202
  Jet Equipment Trust 'C1' 144A
    11.79%, 6/15/13                                     175                229
  KMart Corp. 7.75%, 10/1/12                            125                117
  Midland Cogeneration Ventures
    'C-91' 10.33%, 7/23/02                               22                 24
  Midland Funding Corp. I 'C-94'
    10.33%, 7/23/02                                     172                184
  Midland Funding Corp. II 'A'
    11.75%, 7/23/05                                      80                 94
  Navistar Financial Corp. 'B'
    9.00%, 6/1/02                                        65                 67
  Nextel Communications 0.00%,
    8/15/04                                             810                702
  Norcal Waste Systems Inc.
    13.00%, 11/15/05                                    500                575
  Nuevo Energy Co. 9.50%,
    4/15/06                                             240                256
  Outdoor Systems Inc. 144A
    8.875%, 6/15/07                                     810                826
  Paramount Communications
    8.25%, 8/1/22                                       195                193
  Qwest Communications
    International 144A 10.875%,
    4/1/07                                              135                153
  Revlon Worldwide 'B' 0.00%,
    3/15/01                                             275                200

                                                      FACE
                                                     AMOUNT              VALUE
                                                      (000)              (000)
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
  Riggs Capital Trust II 144A
    8.875%, 3/15/27                          U.S.$      140      U.S.$     148
  RJR Nabisco Inc. 8.75%, 4/15/04                       265                280
  Rogers Cablesystems 'B' 10.00%,
    3/15/05                                             425                466
  Rogers Cantel Inc. 144A 8.30%,
    10/1/07                                             555                556
  Rogers Communications, Inc.
    9.125%, 1/15/06                                      90                 92
  Globalstar LP 144A 11.375%,
    2/15/04                                             230                240
  SD Warren Co. 'B' 12.00%,
    12/15/04                                            215                243
  Sinclair Broadcast Group 144A
    9.00%, 7/15/07                                      475                473
  Snyder Oil Corp. 8.75%, 6/15/07                       175                175
  Southland Corp. 5.00%, 12/15/03                     1,265              1,091
  Station Casinos,  Inc. 144A
    9.75%, 4/15/07                                      270                269
  TCI Satellite Entertainment 144A
    0.00%, 2/15/07                                      615                401
  Tele-Communications, Inc.
    9.25%, 1/15/23                                      260                280
  Teleport Communications
    0.00%, 7/1/07                                       555                434
  Tenet Healthcare Corp. 8.625%,
    1/15/07                                             805                834
  Transamerican Energy 144A
    0.00%, 6/15/02                                      100                 79
  Vencor Inc. 144A 8.625%,
    7/15/07                                             700                710
  Viacom, Inc. 8.00%, 7/7/06                            390                389
  Western Financial Bank 8.875%,
    8/1/07                                              150                150
                                                                 -------------
                                                                        18,963
                                                                 -------------
COLLATERALIZED MORTGAGE OBLIGATION (0.5%)
  Long Beach Auto 1997-1, 'B' 144A
    14.22%, 10/26/03                                    350                352
                                                                 -------------
                                                                        20,821
                                                                 -------------
-------------------------------------------------------------------------------
VENEZUELA (7.2%)
BONDS
  Republic of Venezuela Debt Conversion Bond
    9.25%, 9/15/27                                    2,733              2,606
 +Republic of Venezuela Debt Conversion
    Bond 'DL' 6.75%, 12/18/07                         2,500              2,387
                                                                 -------------
                                                                         4,993
                                                                 -------------
-------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S.$59,367)                                                    62,207
                                                                 -------------
-------------------------------------------------------------------------------
STRUCTURED INVESTMENTS (3.6%)
--------------------------------------------------------------------------------
BRAZIL
  Salomon Brothers Federative Republic
    of Brazil Credit Linked Enhanced
    Note 9.00%, 1/15/99
    (Cost U.S.$2,500)                        U.S.$    2,500      U.S.$   2,496
                                                                 -------------
-------------------------------------------------------------------------------
                                                     NO. OF
                                                   WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.1%)
-------------------------------------------------------------------------------
COLOMBIA (0.0%)
  Occidente y Caribe 144A,
    expiring 3/15/04                                  2,100                 --@
-------------------------------------------------------------------------------
UNITED STATES (0.1%)
  Globalstar Telecom 144A,  expiring 2/15/04            230                 28
  Iridium World Communications, Inc.,
    expiring 7/15/05                                     90                 13
                                                                 -------------
                                                                            41
                                                                 -------------
--------------------------------------------------------------------------------
TOTAL WARRANTS
  (Cost U.S.$0)                                                             41
                                                                 -------------
-------------------------------------------------------------------------------
                                                     SHARES
--------------------------------------------------------------------------------
PREFERRED STOCK (2.3%)
  United States
  IXC Communications,  Inc. 144A PIK 12.50%             125                145
  Sinclair Capital 144A 11.625%                       2,050                222
  TCI Communications, Inc. 5.00% (Convertible)          770                 97
  Time Warner,  Inc. Series 'M' 10.25%                1,000              1,145
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
  (Cost U.S.$1,440)                                                      1,609
                                                                 -------------
--------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (7.4%)
--------------------------------------------------------------------------------
TURKEY (2.1%)
BILLS
  Turkey Treasury Bill, Zero Coupon,
   8/12/98                                  TRL 517,811,000              1,446
                                                                 -------------
--------------------------------------------------------------------------------
UNITED KINGDOM (1.0%)
NOTES
  ING Bank 144A, Zero Coupon, 8/14/98        U.S.$      700                691
                                                                 -------------
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                                        8
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                                                      FACE
                                                     AMOUNT              VALUE
                                                      (000)              (000)
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UNITED STATES (4.3%)
REPURCHASE AGREEMENT
  Chase Securities, Inc., 5.75%, dated
  9/30/97, due 10/1/97, to be repurchased
  at U.S.$3,000, collateralized by United
  States Treasury Notes, 5.875%, due
  11/15/05, valued at U.S. $3,079            U.S.$    3,000      U.S.$   3,000
                                                                 -------------
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TOTAL SHORT-TERM INVESTMENTS
  (Cost U.S.$5,182)                                                      5,137
                                                                 -------------
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TOTAL INVESTMENTS (103.4%)
  (Cost U.S.$68,489)                                                    71,490
                                                                 -------------
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OTHER ASSETS AND LIABILITIES (-3.4%)
  Other Assets                                       21,940
  Liabilities                                       (24,305)            (2,365)
                                                  -----------    --------------
NET ASSETS (100%)
  Applicable to 4,149,339 issued and
  outstanding U.S.$0.01 par value
  shares (100,000,000 shares authorized)                         U.S.$  69,125
                                                                 -------------
                                                                 -------------
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NET ASSET VALUE PER SHARE                                        U.S.$   16.66
                                                                 -------------
                                                                 -------------
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 @ - Value is less than U.S.$500.
 + - Variable/floating rate security - rate disclosed is as of September 30,
     1997.
PIK- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.


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